SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 10, 2003
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                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)


          Maryland                      1-12386                13-3717318
          --------                      -------                ----------
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                  Number)             Identification No.)


                 355 Lexington Avenue, New York, New York 10017
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               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 692-7260
                                 --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

      On June 10, 2003, Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust (the "Trust"), entered into an Underwriting Agreement, dated as of June 10, 2003 (the "Underwriting Agreement"), between Bear, Stearns & Co. Inc. ("Bear Stearns"), as the representative of the several underwriters named in Schedule I thereto, on the one hand, and the Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other, with respect to the offering by the Trust (the "Offering") of 3,160,000 shares of the Trust's 8.05% Series B Cumulative Redeemable Preferred Stock, par value $0.0001 per share ("Preferred Shares") pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-49351) and an effective registration statement on Form S-3 (Registration No. 333-105977) filed pursuant to Rule 462(b) (collectively, the "Registration Statements"), as amended and supplemented by a prospectus supplement dated June 10, 2003. The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

      On June 11, 2003, the Trust issued a press release (the "Press Release") announcing the pricing of the Offering. A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. Except to the extent set forth under Item 12 below, the contents of the Press Release shall be deemed "filed" pursuant to Item 5 of Form 8-K for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a) not applicable

      (b) not applicable

      (c) Exhibits

          1.1 Underwriting Agreement, dated as of June 10, 2003, between Bear, Stearns & Co. Inc., as the representative of the several underwriters named in Schedule I thereto, on the one hand, and Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other.

          99.1  Press Release dated June 11, 2003.

Item 12.  Results of Operations and Financial Condition

The information contained under the heading "Use of Proceeds" in the Press Release shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language included in such filing. This report (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               By: Lexington Corporate Properties Trust

June 11, 2003                  By:/s/ Patrick Carroll
                                  -------------------------------------
                                  Patrick Carroll
                                  Chief Financial Officer